UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2024

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma		73116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.10	LXU	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2024, Richard W. Roedel informed LSB Industries, Inc. (the “Company”) that he intends to resign from the Board of Directors of the Company but that in order to ensure an orderly and effective transaction he will remain a director until such time as a successor director is identified and elected. In connection with Mr. Roedel’s announcement of retirement from the Company’s Board of Directors, he has resigned his position as Chairman of the Board of Directors of the Company effective immediately and the Board has elected Mark Behrman, the Company’s President and Chief Executive Officer, to serve as Chairman of the Board and Lynn F. White to serve as Lead Independent Director.

Mr. Roedel’s decision to resign from the Board is the result of personal health reasons and not the result of any disagreement with the Company’s operations, policies or practices.

Item 7.01	Regulation FD Disclosure.

On August 12, 2024, the Company issued a press release announcing the retirement of Mr. Roedel to the Board. The press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of LSB Industries, Inc. dated August 12, 2024, entitled “LSB Industries, Inc. Announces the Retirement of Richard W. Roedel as Chariman of the Board of Directors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2024

LSB INDUSTRIES, INC.

By:	/s/ Michael J. Foster
Name:	Michael J. Foster
Title:	Executive Vice President, General Counsel and Secretary